UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2009

A.P. Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Saginaw Drive

Redwood City, CA 94063

(Address of principal executive offices)

(650) 366-2626

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, 2009, A.P. Pharma (the “Company”) received a notification from The Nasdaq Stock Market that the Company has regained compliance with the shareholders’ equity requirement in Listing Rule 5550(b)(1)(A). The Nasdaq Listing Qualifications Panel has determined to continue the listing of the Company’s securities on The Nasdaq Stock Market.

The foregoing description is qualified in its entirety by reference to our press release dated November 23, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Document Description
99.1	Press Release issued on November 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. PHARMA, INC.

Date: November 24, 2009	/S/ JOHN B. WHELAN
John B. Whelan Vice President, Finance and Chief Financial Officer